Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Aether Systems, Inc.

We consent to the use of our reports incorporated herein by reference, which reports appear in Amendment No. 5 to the Form S-1 (No. 333-85697) of Aether Systems, Inc. dated October 20, 1999.


                                   /s/ KPMG LLP

McLean, Virginia
November 19, 1999